UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2007

INTERNATIONAL RECTIFIER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-7935 (Commission File Number)	95-1528961 (I.R.S. Employer Identification No.)
233 Kansas Street El Segundo, California (Address of principal executive offices)		90245 (Zip Code)

(310) 726-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure

                International Rectifier Corporation (the “Company”) previously reported that it and certain of its affiliates entered into agreements for the sale of the Company’s Power Control Systems (“PCS”) business to Vishay Intertechnology, Inc., a Delaware corporation (“Vishay”).

                On April 2, 2007, the Company issued a press release announcing the completion of such sale.

                A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

Exhibit Number	Document Description
99.1	Press release dated April 2, 2007 issued by International Rectifier Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL RECTIFIER CORPORATION
Date: April 2, 2007	By	/s/ Donald R. Dancer
Donald R. Dancer, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Document Description
99.1	Press release dated April 2, 2007 issued by International Rectifier Corporation